Property and equipment	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about property, plant and equipment [abstract]
Property and equipment
9. Property and equipment
The net carrying amount of property and equipment increased to TCHF 397 as of December 31, 2023, from TCHF 49 as of December 31, 2022, primarily in relation to the acquisition of laboratory and office equipment.